REMS REAL ESTATE VALUE-OPPORTUNITY FUND

SUMMARY PROSPECTUS

MAY 1, 2014

INSTITUTIONAL SHARES
Ticker: HLRRX

PLATFORM SHARES
Ticker: HLPPX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.theworldfunds.com/reports.html. You may also obtain this information at no cost by calling 1-800-527-9525. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective

The REMS Real Estate Value-Opportunity Fund (the “Fund”) seeks to achieve long-term capital growth and current income through a portfolio of publicly traded real estate securities that may include equity REITs, mortgage REITs, REIT preferreds and other publicly traded companies whose primary business is in the real estate industry.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional	Platform
	Shares	Shares
Management Fee	1.00%	1.00%
Distribution and Service (12b-1) Fees	–	0.25%
Other Expenses	0.45%	0.45%

Total Annual Fund Operating Expenses	1.45%	1.70%

Real Estate Management Services Group, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses indefinitely, so that the annual fund operating expenses for the Institutional

Shares does not exceed 1.50% of the Institutional Class average daily net assets and 1.75% for the Class P Shares. This limit does not include brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board of Directors of the Company (the “Board”).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$148	$459	$792	$1,735
Platform Shares	$173	$536	$923	$2,009

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40.88% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its Value, Yield-Advantage strategy through investment in public real estate securities, which may include equity REITs, mortgage REITs, REIT preferreds, and other publicly traded companies whose primary business is in the real estate industry. This strategy often leads to investment in smaller capitalization companies (under $1B). The composition of the portfolio does not seek to mimic equity REIT indices.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments. For purposes of the Fund’s investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses. These include securities issued by real estate investment trusts (“REITs”) and real estate operating companies. The Fund does not invest in real estate directly.

In selecting Fund investments, the Adviser applies a proprietary REIT Multi-Factor Model combined with in-depth industry and company specific research. The Adviser seeks to invest Fund assets in companies that it believes are well managed, have excellent fundamentals and are undervalued in relation to other securities in the same market sector based on net asset value and capital structure. The portfolio of securities in which the Fund invests will normally be diversified as to geographic region, property type and tenant. The Fund may hold as few as twenty long positions and the Adviser may also take short positions in REITs, real estate operating companies and other real estate securities. The long equity securities generally will be of U.S. issuers that are considered by the Adviser to be undervalued and have dividend yields that exceed the yield of the NAREIT equity index.

In executing its investment strategy, the Fund may use leverage, i.e., borrow money for investing, for the purpose of enhancing returns and meeting operating expenses and redemption requests while maintaining investment capacity. The Fund may borrow and, if so, will maintain varying levels of leverage depending on factors such as the price of the security relative to the underlying real estate and the returns of the security relative to the interest expense of the Fund. The amount of leverage may not exceed 33-1/3% of the Fund’s total assets (including the amount of the borrowings but reduced by any liabilities not constituting borrowings). The Adviser is most likely to employ the use of leverage during periods when dividend yields from the Fund’s investments are in excess of the cost to borrow, and when the Advisor believes that the securities are trading at a discount to their underlying real estate value. Notwithstanding this expectation, the Fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the Fund would result in lower returns to shareholders.

The Fund may take short positions in the Fund totaling up to 30% of the Fund’s total assets. The Advisor would be most likely to use shorting to protect accumulated unrealized gains, or to take advantage of special situations where the investment’s fundamental outlook is believed poor relative to its current valuation. The Advisor may short either individual securities and/or index funds when appropriate.

While both leverage and shorting are permitted, neither is required to execute the Fund’s Value, Yield-Advantage investment process.

Principal Risks

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. It has been designed to provide exposure to the real estate industry and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares.

Real Estate Market and REIT Risk. Since the Fund concentrates its assets in the real estate industry, your investment in the Fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates.

Investment in Smaller Companies Risk. The Fund may be focused on smaller companies (those companies with a market capitalization of less than $1 billion). Smaller real estate company stocks can be more volatile and speculative than, and perform differently from, larger real estate company stocks. Smaller companies tend to have limited resources, product, and market share and are dependent on a smaller management group than larger companies. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small company stocks may fall regardless of trends in the broader market.

Leverage Risk. The Fund may use leverage in executing its investment strategy. Leverage will increase the volatility of the Fund’s performance and its risk. The amount of leverage may not exceed 33-1/3% of the Fund’s total assets (including the amount of the borrowings but reduced by any liabilities not constituting borrowings). The amount of the Fund’s borrowings, and the interest rates at which the Fund borrows in particular, will affect the operating results of the Fund. There can be no assurance that a leveraging strategy will be successful.

Short Sales Risk. The Fund may engage in short sales of securities and index funds in executing its investment strategy. Short sales may not exceed 30% of the Fund’s total assets. Short sales may occur if the Adviser determines an event is likely to have a downward impact on the market price of a company’s securities. Such practices can, in certain circumstances, substantially increase the impact of adverse price movements on the Fund’s portfolio.

Stock Market Risk. Stock prices in general rise and fall as a result of investors’ perceptions of the market as a whole. If the stock market drops in value, the value of the Fund’s portfolio investments is also likely to decrease in value. The increase or decrease in the value of the Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

Non-Diversification Risk. The Fund is non-diversified and takes larger positions in a smaller number of issuers than a diversified fund. The change in the value of a single stock in the Fund’s portfolio may have a greater impact on the Fund’s net asset value than it would on a diversified fund. The Fund’s share price may fluctuate more than the share price of a comparable diversified fund.

Investment Style Risk. The Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Preferred Securities Risk. Preferred securities combine features of both fixed income and equity. Preferred securities tend to perform more like traditional fixed income securities because regular income distributions are the principal source of return, as opposed to capital appreciation. Therefore, prices of preferred securities can rise or fall depending on interest rates. Adverse changes in the credit quality of the issuer may negatively impact the market value of the securities. The securities may be redeemed beginning on their call date, or at any time following a special event (i.e. a change in tax law that adversely affects the Company with regard to the securities). If called, holders may face a reinvestment decision at lower future rates. Certain events can impact a preferred security issuer’s financial situation and ability to make timely payments to shareholders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact preferred security holders since they are paid after bondholders Also, in the event of a sale or privatization of a company, its preferred shares may be negatively impacted.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The

Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.theworldfunds.com or by calling toll-free 800-527-9525.

The Fund acquired the assets and assumed the historical performance of another mutual fund (the “Predecessor Fund”) on November 25, 2005. The performance shown in the bar chart and table for periods between that date and December 16, 2002 is the performance of the Predecessor Fund. On December 16, 2002, the Predecessor Fund acquired the assets of an unregistered, similarly managed investment company (the “Partnership”). Performance prior to that date is that of the Partnership. The Partnership was not subject to the same investment and tax restrictions as the Predecessor Fund or the Fund; if it had been, the Partnership’s performance may have been lower.

The following bar chart shows the Fund’s annual returns for the Institutional shares of the Fund as of December 31, 2013. The performance of the Fund’s Platform shares would have been lower than the Institutional shares returns shown in the bar chart because the expenses of the Classes differ.

Year-By-Year Annual Returns

During the periods shown, the highest quarterly return was 34.51% (quarter ended September 30, 2009) and the lowest quarterly return was -33.64% (quarter ended December 31, 2008).

Average Annual Returns For Periods Ended December 31, 2013

The table below shows how average annual total returns of the Fund’s Institutional Class compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)

plans or individual retirement accounts. Because the Partnership was not a regulated investment company and, therefore, did not distribute current or accumulated earnings and profits, after-tax returns are not included for the period of the Partnership’s operations (December 1, 1999 to December 16, 2002).

				Since
			Since Inception	Inception of
	One	Five	as a Mutual	the
Return Before Taxes	Year	Years	Fund	Partnership

Institutional Shares	14.75%	22.37%	11.24%	12.60%
			(12/16/02)	(12/1/99)
Platform Shares	14.42%	N/A	17.27%	N/A
			(12/22/09)

				Since
			Since Inception	Inception of
			as a Mutual	the
Return After Taxes – Institutional	One	Five	Fund	Partnership
Shares	Year	Years	(12/16/12)	(12/1/1999)

Return After-Taxes on
Distributions	12.89%	20.60%	8.63%	N/A
Return After-Taxes on
Distributions and Sale of
Fund Shares	8.96%	17.49%	8.14%	N/A
NAREIT Equity Index
(reflects no deduction for
fees, expenses or taxes)	2.47%	16.51%	10.75%	11.70%

Investment Adviser

Real Estate Management Services Group, LLC, serves as the investment adviser to the Fund.

Portfolio Manager

Edward W. Turville, CFA, Managing Director, has served as the Portfolio Manager to the Fund since its inception.

Purchase and Sale Of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into Institutional Shares of the Fund is $50,000 and $2,500 for the Platform Shares. Subsequent investments must be in amounts of $5,000 or more for the Institutional Shares and $100 or more for the Platform Shares. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.